SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 26, 2001

                             TRENDWEST RESORTS, INC.
             (Exact name of registrant as specified in its charter)

         Oregon                    000-22979                93-1004403
(State or other jurisdiction   (Commission File No.)      (IRS Employer
   of incorporation)                                    Identification No.)

                               98052 Willows Road
                            Redmond, Washington 98052
                     (Address of principal executive office)

                                 (425) 498-2500
               (Registrant's telephone number including area code)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

99.1     Press Release dated September 25, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRENDWEST RESORTS, INC.


                                      By: /s/ Timoth P. O'Neil
                                          Timothy P. O'Neil
                                          Chief Financial Officer